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                                                                      EXHIBIT 21

                          CAREER EDUCATION CORPORATION
                                  SUBSIDIARIES

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                         Subsidiary                              Jurisdiction
                         ----------                            of Incorporation
                                                               ----------------
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
Al Collins Graphic Design School, Ltd.,                        Delaware
d/b/a Al Collins Graphic Design School
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Allentown Business School, Ltd.,                               Delaware
d/b/a Allentown Business School
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Brooks College, Ltd.,                                          Delaware
d/b/a Brooks College
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Brown Institute, Ltd.,                                         Delaware
d/b/a Brown Institute
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CEC Management, Inc.                                           Illinois
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Harrington Institute of Interior Design, Inc.,                 Illinois
d/b/a Harrington Institute of Interior Design
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IAMD Limited (holding company)                                 Delaware
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     International Academy of Merchandising & Design, Ltd.,    Illinois
     d/b/a IAMD-Chicago
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     International Academy of Merchandising & Design, Inc.,    Florida
     d/b/a IAMD-Tampa
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International Academy of Merchandising and Design (Canada)     Ontario
 Ltd.,
d/b/a International Academy of Design-Toronto
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     International Academy of Design, Inc.,                    Quebec
     a.k.a. Academie Internationale du Design Inc.,
     d/b/a International Academy of Design-Montreal and
     d/b/a Academie Internationale du Design-Montreal
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The Katharine Gibbs Schools, Inc. (holding company)            Delaware
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     The Katharine Gibbs School of Montclair, Inc.,            New Jersey
     d/b/a Katharine Gibbs School-Montclair
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     The Katharine Gibbs School of Piscataway, Inc.,           New Jersey
     d/b/a Katharine Gibbs School-Piscataway
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     The Katharine Gibbs Corporation - New York,               New York
     d/b/a Katharine Gibbs School-New York
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                         Subsidiary                              Jurisdiction
                         ----------                            of Incorporation
                                                               ----------------
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
     The Katharine Gibbs Corporation - Melville,               New York
     d/b/a Katharine Gibbs School-Melville
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     The Katharine Gibbs School of Norwalk, Inc.,              Connecticut
     d/b/a Gibbs College
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     The Katharine Gibbs School of Providence, Inc.,           Rhode Island
     d/b/a Katharine Gibbs School-Providence
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     The Katharine Gibbs School of Boston, Inc., a private     Massachusetts
     two-year college,
     d/b/a Katharine Gibbs School-Boston
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Market Direct, Inc.                                            Illinois
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McIntosh Acquisition Corporation                               Delaware
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School of Computer Technology, Inc.,                           Delaware
d/b/a Computer Tech and d/b/a International Culinary Academy
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Scottsdale Culinary Institute, Ltd.,                           Delaware
d/b/a Scottsdale Culinary Institute
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Southern California School of Culinary Arts, Ltd.              Delaware
d/b/a Southern California School of Culinary Arts
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Western Culinary Institute, Ltd.,                              Delaware
d/b/a Western Culinary Institute
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